EXHIBIT 10.2
EXECUTION COPY

SECOND AMENDMENT

THIS SECOND AMENDMENT (this “Amendment”) dated as of September 5, 2018 to the Credit Agreement referred to below is by and among ABM INDUSTRIES INCORPORATED, a Delaware corporation (the “Company”), the Designated Borrowers identified on the signature pages hereto, the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, the Company, the Designated Borrowers identified therein, the Lenders identified therein and the Administrative Agent are parties to the Credit Agreement dated as of September 1, 2017 (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”); and

WHEREAS, the Loan Parties have requested that the Required Lenders amend certain provisions of the Credit Agreement and the Required Lenders have agreed to such amendments on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.    Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.    Amendments. The Credit Agreement is amended as follows:

2.1    Section 6.13(a) of the Credit Agreement is amended and restated in its entirety as follows:
(a)    Maximum Total Leverage Ratio. The Company shall not permit the Total Leverage Ratio as of the last day of any fiscal quarter of the Company set forth below to be greater than the ratio set forth below opposite such period:

Fiscal Quarter Ending	Maximum Total Leverage Ratio
October 31, 2017	4.75 to 1.00
January 31, 2018	4.75 to 1.00
April 30, 2018	4.75 to 1.00
July 31, 2018	4.50 to 1.00
October 31, 2018	4.50 to 1.00
January 31, 2019	4.50 to 1.00
April 30, 2019	4.50 to 1.00
July 31, 2019	4.00 to 1.00
October 31, 2019	4.00 to 1.00
January 31, 2020	4.00 to 1.00
April 30, 2020	4.00 to 1.00
July 31, 2020	3.75 to 1.00
October 31, 2020	3.75 to 1.00
January 31, 2021	3.75 to 1.00
April 30, 2021	3.75 to 1.00
July 31, 2021 and each fiscal quarter thereafter	3.50 to 1.00
provided that, notwithstanding the foregoing, (i) upon the occurrence of the Collateral Release Event, the maximum permitted Total Leverage Ratio for the first fiscal quarter ending after the occurrence of the Collateral Release Event and each subsequent fiscal quarter shall be 3.50 to 1.00 and (ii) at any time during which the maximum permitted Total Leverage Ratio is not greater than 3.50 to 1.00, if the Company makes a Permitted Acquisition (the “Specified Acquisition”) for consideration (including assumed liabilities) in excess of $50,000,000 in a fiscal quarter, then the Company may elect to increase the maximum Total Leverage Ratio to 3.75 to 1.00 for such fiscal quarter and the three (3) immediately following fiscal quarters (such period, the “Adjusted Covenant Period”); provided that, (x) the Company may not elect to have an Adjusted Covenant Period commence unless at least two (2) full fiscal quarters have ended following the end of the most recently completed Adjusted Covenant Period (if any), (y) the Company shall provide notice in writing to the Administrative Agent of the commencement of an Adjusted Covenant Period and a transaction description of the applicable Specified Acquisition (regarding the name of the Person or assets being acquired and the approximate purchase price) and (z) at the end of the Adjusted Covenant Period, the maximum permitted Total Leverage Ratio permitted shall revert to 3.50 to 1.00.
3.    Conditions to Effectiveness. This Amendment shall become effective as of the date set forth above (the “Second Amendment Effective Date”) upon receipt by the Administrative Agent of counterparts of this Amendment executed by the Loan Parties, the Required Lenders and the Administrative Agent.

4.    Representations and Warranties; No Default. Each Loan Party represents and warrants to the Administrative Agent and each Lender that after giving effect to this Amendment (a) the representations and warranties of such Loan Party contained in Article III of the Credit Agreement and each other Loan Document and in each other document furnished at any time under or in connection with the Credit Agreement or any other Loan Document, shall be true and correct in all material respects as of the date hereof, except to the

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extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and (b) no Default exists as of the date hereof.

5.    No Other Changes. Except as specifically amended hereby, all other terms of the Credit Agreement and the other Loan Documents shall remain in full force and effect according to its terms.

6.    Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment does not operate to reduce or discharge its obligations under the Loan Documents.

7.    Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted by it in or pursuant to the Loan Documents.

8.    This Amendment is a Loan Document. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

9.    Counterparts; Delivery. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment or any other document required to be delivered hereunder, by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. Without limiting the foregoing, upon the request of any party, such fax transmission or e-mail transmission shall be promptly followed by such manually executed counterpart.

10.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWERS:	ABM INDUSTRIES INCORPORATED

By:/s/     D. Anthony Scaglione
Name:    D. Anthony Scaglione
Title:     Chief Financial Officer

OMNI SERV LIMITED

By:/s/     John King
Name:    John King
Title:     Finance Director

ABM INDUSTRIES INCORPORATED
SECOND AMENDMENT TO CREDIT AGREEMENT

GUARANTORS:

ABM AVIATION, INC.	GCA ENERGY SERVICES, LLC
ABM BUILDING & ENERGY SOLUTIONS, LLC	GCA FACILITY OPERATIONS MAINTENANCE SERVICES, INC.
ABM BUILDING SERVICES, LLC	GCA INTERMEDIATE HOLDING CORP.
ABM BUILDING SOLUTIONS, LLC	GCA INTERNATIONAL MANAGEMENT SERVICES, LLC
ABM ELECTRICAL & LIGHTING SERVICES, LLC	GCA K12 EDUCATION SERVICES, INC.
ABM ELECTRICAL & LIGHTING SOLUTIONS, INC.	GCA NUCLEAR FACILITY SERVICES, INC.
ABM ELECTRICAL NETWORK, INC.	GCA PRODUCTION SERVICES, INC.
ABM ELECTRICAL POWER SERVICES, LLC	GCA SERVICES GROUP MOUNTAIN STATES, L.P.
ABM ELECTRICAL POWER SOLUTIONS, LLC	GCA SERVICES GROUP OF CALIFORNIA, INC.
ABM FACILITY SUPPORT SERVICES, LLC	GCA SERVICES GROUP OF COLORADO, INC.
ABM FRANCHISING GROUP, LLC	GCA SERVICES GROUP OF NORTH CAROLINA, INC.
ABM GENERAL SERVICES, INC.	GCA SERVICES GROUP OF NORTHWESTERN STATES, INC.
ABM HEALTHCARE SUPPORT SERVICES, INC.	GCA SERVICES GROUP, INC.
ABM INDUSTRIAL SERVICES, INC.	GCA SERVICES, INC.
ABM INDUSTRY GROUPS, LLC	GCA SPECIALTY SERVICES LLC
ABM TEXAS GENERAL SERVICES, INC.	GCA STAFFING SERVICES, INC.
ASSOCIATED FACILITY VENTURES, LLC	GRADE SUB TWO, LLC
ERIE ACQUISITION HOLDINGS, INC.	GREENHOMES AMERICA, LLC
ERIE MERGER HOLDINGS, LLC	LINC FACILITY SERVICES IRAQ, LLC
GCA CLEANING SPECIALITIES, L.P.	LINC FACILITY SERVICES ME, LLC
GCA COMERCIAL SERVICES OF MIDWEST, LLC	LINC INTERNATIONAL, INC.
GCA EDUCATION SERVICES CENTRAL STATES, INC.	MECHANICAL SOLUTIONS, INC.
GCA EDUCATION SERVICES OF MIDWEST, LLC	NATIONAL BUILDING MAINTENANCE CORP.
GCA EDUCATION SERVICES OF NEW ENGLAND, LLC	ONESOURCE FACILITY SERVICES, INC.
GCA EDUCATION SERVICES, INC.	ONESOURCE HOLDINGS, LLC
ONESOURCE SERVICES LLC

By:/s/     Tom Gallo
Name:    Tom Gallo
Title:     Vice President, Treasurer

ABM INDUSTRIES INCORPORATED
SECOND AMENDMENT TO CREDIT AGREEMENT

ASSOCIATED FACILITY MANAGEMENT, LLC
GCA SERVICES GROUP OF TEXAS, L.P.

By:/s/     Tom Gallo
Name:    Tom Gallo
Title:     Vice President, Treasurer

ABM INDUSTRIES INCORPORATED
SECOND AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
in its capacity as Administrative Agent

By:/s/     Elizabeth Uribe
Name:    Elizabeth Uribe
Title:     Assistant Vice President

ABM INDUSTRIES INCORPORATED
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	BANK OF AMERICA, N.A.,
in its capacity as Lender

By:/s/     Jana L. Baker
Name:    Jana L. Baker
Title:     Senior Vice President

ABM INDUSTRIES INCORPORATED
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.), in its capacity as Lender

By:/s/    Liwei Liu
Name:    Liwei Liu
Title:    Vice President

ABM INDUSTRIES INCORPORATED
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	JPMORGAN CHASE BANK, N.A.,
in its capacity as Lender

By:/s/     Devin Roccisano
Name:    Devin Roccisano
Title:     Executive Director

ABM INDUSTRIES INCORPORATED
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	THE NORTHERN TRUST COMPANY,
in its capacity as Lender

By:/s/    Peter Hallan
Name:    Peter Hallan
Title:    Vice President

ABM INDUSTRIES INCORPORATED
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	KEYBANK NATIONAL ASSOCIATION,
in its capacity as Lender

By:/s/    Geoff Smith
Name:    Geoff Smith
Title:    Senior Vice President

ABM INDUSTRIES INCORPORATED
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	PNC BANK N.A.,
in its capacity as Lender

By:/s/    Eleanor Orlando
Name:    Eleanor Orlando
Title:    Vice President

ABM INDUSTRIES INCORPORATED
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	HSBC BANK USA, NATIONAL ASSOCIATION,
in its capacity as Lender

By:/s/    Robert J. Levins
Name:    Robert J. Levins #21435
Title:    Senior Vice President

ABM INDUSTRIES INCORPORATED
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
in its capacity as Lender

By:/s/    Emma Clifford
Name:    Emma Clifford
Title:    Director

ABM INDUSTRIES INCORPORATED
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	BANKUNITED, N.A.,
in its capacity as Lender

By:/s/    Matthew Gallo
Name:    Matthew Gallo
Title:    Senior Vice President

ABM INDUSTRIES INCORPORATED
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	BANK OF THE WEST,
in its capacity as Lender

By:/s/    Rob Kido
Name:    Rob Kido
Title:    Vice President

ABM INDUSTRIES INCORPORATED
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	Citizens Bank, N.A.,
in its capacity as Lender

By:/s/    Angela Reilly
Name:    Angela Reilly
Title:    Senior Vice President

ABM INDUSTRIES INCORPORATED
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	SunTrust Bank,
in its capacity as Lender

By:/s/    Katherine Bass
Name:    Katherine Bass
Title:    Director

ABM INDUSTRIES INCORPORATED
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	FIFTH THIRD BANK,
in its capacity as Lender

By:/s/    Jose A. Rosado
Name:    Jose A. Rosado
Title:    Managing Director

ABM INDUSTRIES INCORPORATED
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	Capital One, National Association,
in its capacity as Lender

By:/s/    Paul Darrigo
Name:    Paul Darrigo
Title:    Senior Vice President

ABM INDUSTRIES INCORPORATED
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	GOLDMAN SACHS LENDING PARTNERS LLC,
in its capacity as Lender

By:/s/    Jamie Minieri
Name:    Jamie Minieri
Title:    Authorized Signatory

ABM INDUSTRIES INCORPORATED
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	U.S. Bank National Association,
in its capacity as Lender

By:/s/    Paul F. Johnson
Name:    Paul F. Johnson
Title:    Vice President

ABM INDUSTRIES INCORPORATED
SECOND AMENDMENT TO CREDIT AGREEMENT